UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2015

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales (State or Other Jurisdiction of Incorporation or Organization)	1-5491 (Commission File Number)	98-1023315 (I.R.S. Employer Identification Number)

Rowan Companies plc 2800 Post Oak Boulevard Suite 5450 Houston, Texas (Address of Principal Executive Offices)		77056-6189 (Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 5, 2015, Rowan Companies, Inc. (the “Company”) and Rowan Companies plc (the “Parent”) entered into a Commitment Increase and Extension Agreement and Amendment No. 1 (“Amendment No. 1”) to the Amended and Restated Credit Agreement dated as of January 23, 2014 (collectively, the “Amended Credit Agreement”) among the Company, the Parent, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, issuing lender and swingline lender and Citibank, N.A., DNB Bank ASA, New York Branch, Royal Bank of Canada, Bank of America, N.A., Barclays Bank PLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as co-syndication agents.

By entering into Amendment No. 1, the Company amended its principal bank credit facility to increase its borrowing capacity from $1.0 billion to $1.5 billion, with an accordion feature permitting, subject to securing the requisite commitments from lenders, borrowing capacity to be increased to a maximum of $1.75 billion. The $1.5 billion in lending commitments under the Amended Credit Agreement includes a $150 million sublimit for standby letters of credit and a $50 million sublimit for swingline loans. Borrowing capacity without the accordion will remain at $1.5 billion until January 23, 2019, when it is reduced to $1.44 billion until final maturity on January 23, 2020.

We are required to maintain a debt to capitalization ratio, as defined in the Amended Credit Agreement, of not greater than 60%. A number of covenants were modified by Amendment No. 1 to increase threshold amounts. Certain provisions of the Amended Credit Agreement limit the ability of the Company to create liens that secure debt and to merge or consolidate with another company and, in the event of noncompliance, restrict certain asset purchases and sales, among other things.

Borrowings under the Amended Credit Agreement are guaranteed by Rowan Companies plc, Rowan Companies, Inc., and certain subsidiaries, Rowan Finanz, S.à r.l., Atlantic Maritime Services LLC, Rowan 350 Slot Rigs, Inc. and Rowan Finance LLC, and may be guaranteed in the future by other subsidiaries to the extent provided under the Amended Credit Agreement.

The foregoing summary of the Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Credit Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information required by Item 2.03 of Form 8-K is set forth in Item 1.01 above, the contents of which are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The final voting results on each of the matters submitted to a vote of shareholders during the 2015 Annual General Meeting held on May 1, 2015 (the “Meeting”) are shown below. As of the record date, March 3, 2015, there were approximately 124,568,136 Class A Ordinary Shares (“Shares”) outstanding and entitled to vote at the Meeting. The holders of a total of 109,979,868 Shares (88.28%) were present in person or by proxy at the Meeting.

Proposal No. 1a – To re-elect by ordinary resolution Thomas P. Burke for a term to expire at the annual general meeting of shareholders to be held in 2016:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
100,456,657	831,791	810,458	7,880,962

Proposal No. 1b – To re-elect by ordinary resolution William T. Fox III for a term to expire at the annual general meeting of shareholders to be held in 2016:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
98,421,425	2,864,769	812,892	7,880,962

Proposal No. 1c – To re-elect by ordinary resolution Sir Graham Hearne for a term to expire at the annual general meeting of shareholders to be held in 2016:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
100,334,428	952,599	811,879	7,880,962

Proposal No. 1d – To re-elect by ordinary resolution Thomas R. Hix for a term to expire at the annual general meeting of shareholders to be held in 2016:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
99,043,650	2,191,290	863,966	7,880,962

Proposal No. 1e – To re-elect by ordinary resolution Suzanne P. Nimocks for a term to expire at the annual general meeting of shareholders to be held in 2016:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
100,709,532	527,446	861,928	7,880,962

Proposal No. 1f – To re-elect by ordinary resolution P. Dexter Peacock for a term to expire at the annual general meeting of shareholders to be held in 2016:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
100,282,804	995,654	820,448	7,880,962

Proposal No. 1g – To re-elect by ordinary resolution John J. Quicke for a term to expire at the annual general meeting of shareholders to be held in 2016:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
98,978,097	2,257,043	863,766	7,880,962

Proposal No. 1h – To re-elect by ordinary resolution W. Matt Ralls for a term to expire at the annual general meeting of shareholders to be held in 2016:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
99,245,269	1,982,842	870,795	7,880,962

Proposal No. 1i – To re-elect by ordinary resolution Tore I. Sandvold for a term to expire at the annual general meeting of shareholders to be held in 2016:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
99,078,834	2,148,404	871,668	7,880,962

Proposal No. 2 – To ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s U.S. independent registered public accounting firm for 2015:

Votes For	Votes Against	Votes Abstaining
104,741,491	5,094,366	144,011

Proposal No. 3 – To re-appoint Deloitte LLP as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006 (to hold office until the conclusion of the next annual general meeting at which accounts are laid before the Company):

Votes For	Votes Against	Votes Abstaining
104,735,556	5,094,804	149,508

Proposal No. 4 – To authorize the Audit Committee to determine the Company’s U.K. statutory auditors’ remuneration:

Votes For	Votes Against	Votes Abstaining
104,739,678	5,092,398	147,792

Proposal No. 5 – To approve, as a non-binding advisory vote the Company’s U.K. statutory Implementation Report for the year ended December 31, 2014 (in accordance with requirements applicable to U.K. companies):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
98,827,337	2,479,925	791,644	7,880,962

Proposal No. 6 – To approve, as a non-binding advisory vote the Company’s named executive officer compensation as reported in this proxy statement (in accordance with requirements applicable to companies subject to SEC reporting requirements under the Exchange Act):

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
97,498,550	3,044,308	1,556,048	7,880,962

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Commitment Increase and Extension Agreement and Amendment No. 1 dated May 5, 2015, to the Amended and Restated Credit Agreement dated January 23, 2014 among Rowan Companies, Inc., as Borrower, Rowan Companies plc, as Parent, the Lenders named therein, Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and Citibank, N.A., DnB Bank ASA, New York Branch, Royal Bank of Canada, Bank of America, N.A., Barclays Bank PLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Syndication Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2015	Rowan Companies plc

	By:	/s/ Melanie M. Trent
Melanie M. Trent Executive Vice President, General Counsel, Chief Administrative Officer and Company Secretary

Exhibit List

Exhibit No.	Description
10.1	Commitment Increase and Extension Agreement and Amendment No. 1 dated May 5, 2015, to the Amended and Restated Credit Agreement dated January 23, 2014 among Rowan Companies, Inc., as Borrower, Rowan Companies plc, as Parent, the Lenders named therein, Wells Fargo Bank, National Association, as Administrative Agent, Issuing Lender and Swingline Lender and Citibank, N.A., DnB Bank ASA, New York Branch, Royal Bank of Canada, Bank of America, N.A., Barclays Bank PLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Co-Syndication Agents.